UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On April 26 2013, we filed with the Securities and Exchange Commission our Current Report on Form 8-K pertaining to the execution on April 22, 2013, of a Securities Purchase Agreement with Meier Frankel (the “Buyer”).  On May 3, 2013, as a result of the agreement with Mr. Frankel, we filed a Form 8-K, which announced the agreement to purchase The Naylor Street Property and The Honeywell Apartment Complex.

This Form 8-K/A, Amendment No. 1, is being filed to announce the termination of the Securities Purchase Agreement with Mr. Frankel and the termination of the agreements to purchase The Naylor Street Property and The Honeywell Apartment Complex.  The termination of the Securities Purchase Agreement with Mr. Frankel and the termination of the agreements to purchase The Naylor Street Property and The Honeywell Apartment Complex, and the filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K on April 26, 2013, and our Form 8-K on May 3, 2013, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on April 26, 2013, and our Form 8-K filed on May 3, 2013.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 1.02

Termination of a Material Definitive Agreement.

On April 22, 2013, the registrant executed a Securities Purchase Agreement (the “Agreement”) with Meier Frankel (the “Buyer”), a copy of which was filed as an exhibit to our Current Report on Form 8-K dated April 26, 2013.

On May 28, 2013, the registrant concluded that the Buyer is unable to perform its obligations under the Securities Purchase Agreement, and has terminated the agreement as of May 28, 2013.

On May 3, 2013, as a result of the agreement with Mr. Frankel, we filed a Form 8-K, which announced the agreement to purchase The Naylor Street Property and The Honeywell Apartment Complex.  Copies of the agreements relating to The Naylor Street Property and The Honeywell Apartment Complex were attached to our Form 8-K dated May 3, 2013.

On May 28, 2013, the registrant concluded that the Buyer is unable to perform its obligations under the Securities Purchase Agreement, and has terminated the agreements with respect to The Naylor Street Property and The Honeywell Apartment Complex as of May 28, 2013.

The reasons for the termination of the Securities Purchase Agreement with Mr. Frankel and the termination of the agreements to purchase The Naylor Street Property and The Honeywell Apartment Complex was due to the default by Mr. Frankel’s in his obligations to purchase shares in the registrant as he agreed to do in the Securities Purchase Agreement.

As a result of Mr. Frankel’s default, he will be removed as a director of the registrant at an upcoming meeting of the shareholders of the registrant to be announced shortly.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2013.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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